SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS California Tax-Free Income Fund
Effective on or about July 1, 2021, the fund will adopt the Bloomberg Barclays California Exempt Municipal Bond Index (“Index”) as a comparative secondary benchmark. The Advisor believes that the Index reasonably represents the fund's investment objective and strategies.
The Bloomberg Barclays California Exempt Municipal Bond Index includes issues in the state of California, which have a minimum credit rating of BAA3, are issued as part of a deal of at least $75 million, have an amount outstanding of at least $7 million, have a maturity of one year or greater and have been issued after December 31, 1990.
Please Retain This Supplement for Future Reference
May 25, 2021
PROSTKR21-27